Derivative financial instrument liabilities (Tables)	9 Months Ended
May 31, 2025
Derivative Financial Instrument Liabilities
Schedule of derivative warrant liabilities

	May 31, 2025	August 31, 2024
Derivative warrant liabilities	$812	$2,273
Total derivative financial instrument liabilities	$812	$2,273

a)	Derivative warrant liabilities

Amount
As at August 31, 2024	$2,273
Change in fair value	(1,461)
As at May 31, 2025	$812

Schedule of assumptions fair value of derivative warrant liabilities

	May 31, 2025	August 31, 2024
Share price	$0.33	$0.39
Risk-free interest rate	3.93% - 4.21%	3.82% - 4.13%
Dividend yield	0%	0%
Expected volatility	41% - 43%	47% - 49%
Remaining term (in years)	0.7 – 1.7	1.5 – 2.4

Schedule of net loss and net assets

	May 31, 2025
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(325)	$301